UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 15, 2006


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                              04-2601571
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts                  01960
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4c))

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
Item 2.02.  Results of Operations and Financial Condition

     The  Registrant  is providing the  following  information  pursuant to Item
2.02. The information being provided consists of the attached corrected press release relating to the Registrant's results of operations and financial condition for the quarter ended December 31, 2005. The text of the press release is included as Exhibit 99.1 to this report.

     The information furnished pursuant to this Current Report on Form 8-K/A (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the registrant's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Registrant expressly states in such filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

      (c) The following exhibit is being furnished herewith:

Exhibit No.    Exhibit Description

99.1           Press release text of PHC, Inc. dated February 15, 2006.




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
                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PHC, INC.


Date: February 15, 2006                         By:  /s/ Bruce A. Shear
                                                         ______________________
                                                         Bruce A. Shear
                                                         President

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